SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report:  December 23, 1998
(Date of earliest event reported)

Commission File No. 333-65481



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                      Norwest Asset Securities Corporation




              Delaware                                 52-1972128
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      (State of Incorporation)            (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                          21703
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  Address of principal executive offices                        (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code





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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5.     Other Events

            On December 23, 1998, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1998-33, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $794,820,100.00 The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 23, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1998-33, Class A-PO Certificates, having an aggregate initial principal balance of $88,803.93 and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $5,603,787.24 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.29% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class
A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in REMIC.



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ITEM 7.     Financial Statements and Exhibits

             (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   ------------

      (EX-4)                        Pooling and Servicing Agreement,
                                    dated as of December 23, 1998, among
                                    Norwest Asset Securities Corporation,
                                    Norwest Bank Minnesota, National
                                    Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORWEST ASSET SECURITIES CORPORATION

December 23, 1998


                                   ________________________________________
                                   Alan McKenney
                                   Vice President




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                              INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               -------------

   (EX-4)               Pooling and Servicing                       E
                        Agreement, dated as of December 23,
                        1998 among Norwest Asset Securities
                        Corporation, Norwest Bank
                        Minnesota, National Association,
                        United States Trust Company of New
                        York, as trustee and First Union
                        National Bank, as trust
                        administrator.

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